Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Issued by C. M. Life Insurance Company
Supplement dated June 11, 2001
Prospectus dated May 1, 2001

The prospectus for the policy is revised to make the following changes:

1.	Effective July 2, 2001, five (5) new divisions of the Separate Account are being added to the policy. Each division invests in a designated investment fund, as shown:

New Division Name INVESCO Technology MML Emerging Growth MML Large Cap Value MML OTC 100 Oppenheimer International Growth	Investment Fund INVESCO VIF–Technology Fund MML Emerging Growth Fund MML Large Cap Value Fund MML OTC 100 Fund Oppenheimer International Growth Fund/VA

2.	Effective July 2, 2001, two new product features will be available under the policy: Dollar Cost Averaging and Portfolio Rebalancing.

3.	The section entitled “Suicide” in Part IV of the prospectus has been reworded to better reflect the wording in the policy.

There are no other changes being made at this time.

Revised Policy Prospectus Pages

Revisions to certain pages of the policy prospectus, included herein, are as follows:

1.	The Facing Page is revised to add the five (5) investment funds.

2.	The Table Of Contents is revised to reference the new policy features.

3.	Pages 3 and 4, the table of Investment Management Fees and Other Expenses, is revised to include the added investment funds.

4.	Page 9 is revised to add descriptions of the Dollar Cost Averaging and Portfolio Rebalancing features. The revised pages are numbered 9 and 9a.

5.	Part III, Investment Options, on pages 17 through 22, is revised to include the new divisions and the added investment funds. The revised pages are numbered 17 through 22a.

6.	Page 25 is revised to include the reworded Suicide section.

7.	In Appendix B, page B-3 and Tables 1 and 2 are revised to reflect the expenses of the added investment funds.

8.	In Appendix C, Tables 1 and 2 are revised to include the performance of the new divisions and the added investment funds, respectively.

Investment Fund Prospectuses

New, effective prospectuses for the three MML Series investment funds listed above are already included with your current prospectus booklet dated May 1, 2001. Please refer to your current booklet.

New, effective prospectuses for the INVESCO VIF–Technology Fund and the Oppenheimer International Growth Fund/VA are included with this mailing.

June 11, 2001	Li2301-01-1
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy*
Issued by C.M. Life Insurance Company

This prospectus describes a survivorship life insurance policy (the “policy”) offered by C.M. Life Insurance Company (“C.M. Life”). While the policy is in force, it provides lifetime insurance protection on the two Insureds named in the policy. It pays a death benefit at the death of the surviving Insured (the “second death”).

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to C.M. Life. “MassMutual” refers to Massachusetts Mutual Life Insurance Company. C.M. Life is a wholly owned subsidiary of MassMutual.

The policy provides premium-payment and death-benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

This policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Administrative Office located at 1295 State Street, Life Customer Service Hub, Springfield, Massachusetts 01111-0001. Our telephone number is 1-800-272-2216. Our Home Office is located in Hartford, Connecticut. Our Web site is www.massmutual.com.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.

American Century Variable Portfolios, Inc.
•	American Century’s VP Income & Growth Fund

Deutsche Asset Management VIT Funds
•	Deutsche VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund II
•	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Variable Insurance Trust
•	Goldman Sachs VIT Capital Growth Fund

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF–Technology Fund

Janus Aspen Series
•	Janus Aspen Capital Appreciation Portfolio
•	Janus Aspen Worldwide Growth Portfolio

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Franklin Templeton Variable Insurance Products Trust
•	Templeton International Securities Fund (Class 2)

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

EFFECTIVE MAY 1, 2001
as supplemented June 11, 2001

Table of Contents

Investment Management Fees and Other Expenses

(Reflect any expense waiver, limitation and reimbursement
arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2000.

Fund Name	Management Fees		Other Expenses		12b-1 Fees		Total Fund Operating Expenses

American Century’s VP Income & Growth Fund	0.70%		0.00%		—		0.70%

Deutsche VIT Small Cap Index Fund	0.35%		0.10%		—		0.45%	[1]

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)	0.57%		0.09%	[2]	—		0.66%	[2]

Goldman Sachs VIT Capital Growth Fund	0.75%		0.25%	[3]	—		1.00%	[3]

INVESCO VIF–Technology Fund	0.72%		0.30%	[4]	—		1.02%	[4]

Janus Aspen Capital Appreciation Portfolio	0.65%	[5]	0.02%		—		0.67%	[5]

Janus Aspen Worldwide Growth Portfolio	0.65%	[5]	0.04%		—		0.69%	[5]

MML Blend Fund	0.37%		0.02%	[6]	—		0.39%	[6]

MML Emerging Growth Fund	1.05%		0.11%	[6]	—		1.16%	[6]

MML Equity Fund	0.37%		0.03%	[6]	—		0.40%	[6]

MML Equity Index Fund (Class II)	0.10%		0.19%	[7]	—		0.29%	[7]

MML Growth Equity Fund	0.80%		0.11%	[6]	—		0.91%	[6]

MML Large Cap Value Fund	0.80%		0.11%	[6]	—		0.91%	[6]

MML Managed Bond Fund	0.47%		0.02%	[6]	—		0.49%	[6]

MML Money Market Fund	0.48%		0.03%	[6]	—		0.51%	[6]

MML OTC 100 Fund	0.45%		0.11%	[6]	—		0.56%	[6]

MML Small Cap Growth Equity Fund	1.08%		0.11%	[6]	—		1.19%	[6]

MML Small Cap Value Equity Fund	0.65%		0.11%	[6]	—		0.76%	[6]

Oppenheimer Aggressive Growth Fund/VA	0.62%		0.02%		—		0.64%

Oppenheimer Bond Fund/VA	0.72%		0.04%		—		0.76%

Oppenheimer Capital Appreciation Fund/VA	0.64%		0.03%		—		0.67%

Oppenheimer Global Securities Fund/VA	0.64%		0.04%		—		0.68%

Oppenheimer High Income Fund/VA	0.74%		0.05%		—		0.79%

Oppenheimer Main Street® Growth & Income Fund/VA	0.70%		0.03%		—		0.73%

Oppenheimer Strategic Bond Fund/VA	0.74%		0.05%		—		0.79%

Oppenheimer International Growth Fund/VA	1.00%		0.17%		—		1.17%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%		—		0.85%

Templeton International Securities Fund (Class 2)	0.67%		0.20%		0.25%	[8]	1.12%

1 Deutsche Asset Management, Inc. (the advisor), has voluntarily agreed to waive the fees and to reimburse the Fund for certain expenses so that total operating expenses will not exceed the current expense cap of 0.45%. Without such waivers and reimbursements, the total operating expenses would have been 0.69%.

2 A portion of the brokerage commissions that Fidelity’s® VIP II Contrafund® Portfolio pays is used to reduce the other expenses for the Portfolio. In addition, the Portfolio has entered into arrangements with its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the other expenses for Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) became 0.06%, decreasing the total operating expenses to 0.63%.

3 Goldman Sachs Asset Management, the investment adviser to the Fund, has voluntarily agreed to reduce or limit certain other expenses of such Fund (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Fund’s average daily net assets. The expenses shown include this reimbursement. If not included, the other expenses and total operating expenses for the Fund would be 1.09% and 1.84%, respectively, and are based on estimated expenses for the fiscal year ended December 31, 2000. The reductions or limits may be discontinued or modified by the investment adviser in its discretion at any time.

4 Certain expenses of the INVESCO VIF-Technology Fund are being absorbed voluntarily by INVESCO pursuant to a commitment to the Fund. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, INVESCO VIF-Technology Fund’s other expenses and total operating expenses for the year ended December 31, 2000, would have been increased by only a nominal, nonmaterial amount.

5 Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.
Introduction

6 MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, and MML Small Cap Value Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2002. The expenses shown for the MML Emerging Growth Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, and MML Small Cap Value Equity Fund include this reimbursement. If not included, the other expenses for these Funds in 2001 are estimated to be 0.51% for the MML Emerging Growth Fund, 0.28%, for the MML Growth Equity Fund, 0.27% for the MML Large Cap Value Fund, 0.43% for the MML OTC 100 Fund, 0.18% for the MML Small Cap Growth Equity, and 0.15% for the MML Small Cap Value Equity Fund. We do not expect to reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund in 2001.

7 MassMutual agreed to bear expenses of the MML Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% for the Class II Shares of the average daily net asset values of the Fund through April 30, 2002. The expenses shown for the MML Equity Index Fund include this reimbursement or waiver. If not included, the other expenses for this Fund in 2000 would be 0.25% and the total operating expenses would be 0.35%.

8 The Fund’s Class 2 distribution plan, or “rule 12b-1 plan,” is described in the Fund’s prospectus.

(See the fund prospectuses for more information.)
Introduction

3.	Any values in the policy held as of the Issue Date will be allocated to the Money Market division on the first Valuation Date after the Issue Date.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a notice to us at our Administrative Office.

You may set your net premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA (see Overall Limitation on Net Premium Allocations and Transfers). Simply send us a request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all values in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If you:

•	have transferred 25% of the fixed account value each Year for three consecutive Policy Years; and

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this case, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Administrative Office. We do not charge for transfers.

Overall Limitation on Net Premium Allocations and Transfers. You may allocate net premiums and transfer amounts to up to 16 divisions over the life of the policy. We reserve the right to increase this limit.

In addition, we may need to further limit access to divisions of the Separate Account, so the policy will continue to qualify as life insurance. See the Investor Control section of Federal Income Tax Considerations in Part V for more information.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on one’s investment returns. It is an automated-transfer program.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that “source division” and allocated to other divisions (“object divisions”).

Since the same, specified dollar amount is transferred to each object division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continuing DCA through periods of fluctuating price levels.
Detailed Description of Policy Features

To elect DCA, complete our DCA election form and send it to us for processing. You may specify a termination date for DCA, if you wish to do so.

If, on a specified DCA transfer date however, the source division does not have enough value to make the transfers you elected, DCA will automatically terminate.

You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect for the policy.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging Program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is a way to maintain specified ratios of account values among selected divisions of the Separate Account. It is an automated-transfer program.

Over time, varying investment performance among divisions may cause the ratios of your account value in those divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions (“balance divisions”) among which you wish to maintain certain relative proportions of account value. At a preset frequency, we will make transfers among these balance divisions so that your account value in these divisions will again match the ratios you desire. To elect Portfolio Rebalancing, complete our Portfolio Rebalancing election form and send it to us for processing.

You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Policy Termination and
Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its account value cannot cover the monthly charges and the safety test is not met.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if:

•	its account value , less any outstanding policy debt, on a Monthly Charge Date cannot cover the monthly charges due; and

•	the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.
Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy loan will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy loan, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the loan interest rate expense charge. This charge will not be greater than 0.80% per year. Interest will be credited at this rate regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on February 2, 1995, as a separate investment account of C.M. Life. The Board established the Separate Account based on the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 28 divisions. Each division invests in shares of a designated investment fund as follows:

Division	Fund

American Century VP Income & Growth	American Century’s VP Income & Growth Fund

Deutsche VIT Small Cap Index	Deutsche’s VIT Small Cap Index Fund

Fidelity® VIP II Contrafund®	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Capital Growth	Goldman Sachs VIT Capital Growth Fund

INVESCO Technology	INVESCO VIF– Technology Fund

Janus Aspen Capital Appreciation	Janus Aspen’s Capital Appreciation Portfolio

Janus Aspen Worldwide Growth	Janus Aspen’s Worldwide Growth Portfolio

MML Blend	MML Blend Fund

MML Emerging Growth	MML Emerging Growth Fund

MML Equity	MML Equity Fund

MML Equity Index	MML Equity Index Fund (Class II)

MML Growth Equity	MML Growth Equity Fund

MML Large Cap Value	MML Large Cap Value Fund

MML Managed Bond	MML Managed Bond Fund

MML Money Market	MML Money Market Fund

MML OTC 100	MML OTC 100 Fund

Investment Options

Division	Fund

MML Small Cap Growth Equity	MML Small Cap Growth Equity Fund

MML Small Cap Value Equity	MML Small Cap Value Equity Fund

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond	Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer High Income	Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Growth & Income	Oppenheimer Main Street® Growth & Income Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

Oppenheimer International Growth	Oppenheimer International Growth Fund/VA

T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid- Cap Growth Portfolio

Templeton International Securities	Templeton International Securities Fund (Class 2)

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of C.M. Life. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by C.M. Life. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by eleven investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as C.M. Life. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by C.M. Life and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policy owners and owners of the variable annuity contracts.

The board of trustees or board of directors of each fund will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the board will notify the insurers and will take appropriate action to eliminate the conflict.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless C.M. Life, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, the dates shares of stock are purchased and sold, cash flows, and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in the accompanying prospectuses.

American Century Variable Portfolios, Inc. (“American Century VP”)

American Century VP is a diversified, open-end, management investment company.

American Century’s VP Income & Growth Fund

American Century’s VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”)

Deutsche VIT Funds was organized as a Massachusetts business trust in 1996.

Deutsche VIT Small Cap Index Fund

Deutsche VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index 1 , which emphasizes stocks of small U.S. companies.

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

Fidelity® Variable Insurance Products (“VIP”) Fund II

The Fidelity VIP Fund II is an open-end, management investment company.

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Fidelity’s VIP II Contrafund Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)

The Goldman Sachs VIT offers shares of its funds to separate accounts of participating life insurance companies.

Goldman Sachs VIT Capital Growth Fund

The Goldman Sachs VIT Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of U.S. companies that are considered to have long-term capital appreciation potential.

INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”)

INVESCO VIF is an open-end, diversified, no-load, management investment company.

INVESCO VIF–Technology Fund

The INVESCO VIF–Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series (“Janus Aspen”)

Janus Aspen is an open-end, management investment company.

Investment Options
Janus Aspen Capital Appreciation Portfolio

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen Worldwide Growth Portfolio

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund

Sub-adviser: RS Investment Management, L.P.

The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Growth Equity Fund

Sub-adviser: Massachusetts Financial Services Company

The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund

Sub-adviser: Davis Selected Advisers, L.P.

The MML Large Cap Value Fund seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade debt securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

Investment Options
MML OTC 100 Fund

Sub-adviser: Deutsche Asset Management, Inc.

The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index.

(NASDAQ 100 Index is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index or its use or any data included therein.)

MML Small Cap Growth Equity Fund

Sub-advisers: J.P. Morgan Investment Management, Inc., and Waddell & Reed Investment Management Company

The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Cap Value Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA

The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Investment Options
Panorama Series Fund, Inc. (“Panorama Fund”)

Panorama Fund is an open-end investment company.

Oppenheimer International Growth Fund/VA

The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”)

The Franklin Templeton VIP Trust is an open-end, management investment company.

Templeton International Securities Fund (Class 2)

The Templeton International Securities Fund seeks long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including those in emerging markets.

The Investment Advisers and Sub-advisers

American Century Investment Management, Inc. (“American Century”), is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Deutsche Asset Management, Inc. (“DAMI”), serves as the investment adviser to Deutsche VIT Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as advisor to the fund.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

Goldman Sachs Asset Management (“GSAM”) serves as investment adviser to the Goldman Sachs VIT Capital Growth Fund. GSAM is located at 32 Old Slip, New York, New York 10005.

INVESCO Funds Group, Inc. (“INVESCO”), is the investment adviser to INVESCO VIF. INVESCO is located at 7800 East Union Avenue, Denver, Colorado 80237.

Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

MassMutual serves as investment adviser to the MML Trust.

David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Value Equity Fund.

MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., whereby RS Investment Management, L.P., manages the investments of the MML Emerging Growth Fund.
Investment Options

MassMutual entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to these funds.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., whereby Davis Selected Advisers, L.P., manages the investments of the MML Large Cap Value Fund.

MassMutual has entered into sub-advisory agreements with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby J.P. Morgan and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

OFI is the investment adviser to the Panorama Fund.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.

Templeton Investment Counsel, LLC (“TIC”), is the investment adviser to the Franklin Templeton VIT Trust. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394.
Investment Options
in the absence of fraud, contest the validity of the change or reinstatement with respect to an Insured after the change has been in effect for two years during the lifetime of that Insured.

Error of Age or Gender

If either Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent monthly charge for the correct date of birth and correct gender.

Suicide

If either Insured dies by suicide, while sane or insane, after two years from the Issue Date or reinstatement date, the policy will terminate. We will refund the amount of all premiums paid, less any withdrawals and policy debt. If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the reinstatement date of the policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Subject to state availability, the following riders are available.

Survivorship Term Rider. This rider provides level survivorship insurance on the lives of the policy Insureds. The insurance is convertible for a limited period of time. The Rider Face Amount must be at least $100,000 and must not exceed two times the Face Amount under the base policy.

The Rider Face Amount may be increased or decreased. An increase requires evidence of insurability and the increase must not raise the Rider Face Amount to more than two times the policy Face Amount. The minimum increase amount is $50,000. A decrease may not bring the Rider Face Amount below $100,000. If the policy Face Amount decreases to an amount below one-half the Rider Face Amount, the Rider Face Amount will be decreased to an amount equal to two times the reduced policy Face Amount.

While both Insureds are living, coverage under the rider can be fully or partially converted until the earlier of Attained Age 70 of the younger Insured or Attained Age 80 of the older Insured. Conversion can be either to an increase in Face Amount under the policy, or to a new survivorship life policy we are offering for conversion at that time. Evidence of insurability will not be required.

The rider terminates when the policy terminates or when the policy is changed to another policy under which this rider is not available.

The monthly charge for this rider is the sum of the risk charge for the Rider Face Amount and the rider face amount charge.

This rider may be cancelled at any time. Cancellation is effective on the Monthly Charge Date on, or next following, the date we receive the written request.

Policy Split Option Rider. This rider allows you to exchange the policy for two new policies, one on the life of each Insured. Both Insureds must be living when the exchange is made. We do not require evidence that the Insureds are insurable.
Other Policy Information
Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $7,500 for a combination of an Ultra Preferred Non-Tobacco Male age 35 and an Ultra Preferred Non-Tobacco Female age 35. Ultra Preferred Non-Tobacco is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and net surrender values for the policy with those of other variable life policies.

The death benefits and net surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

•	any policy loan were made during the period of time illustrated

•	the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and net surrender values shown in Table 1 reflect the following current charges:

•	administrative charges of $12 per month per policy in Policy Years 1-10, and $8 per month in Policy Years 11 and beyond.
•	face amount charges of $0.05 per month per $1,000 of Face Amount in coverage years 1-10.

•	insurance charges based on the current rates we are charging for Ultra Preferred Non-Tobacco, fully underwritten risks.

•	mortality and expense risk charges of 0.25% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

•	fund level expenses of 0.70% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and net surrender values shown in Table 2 reflect the following maximum policy and Separate Account charges as well as the current fund level expenses.

•	administrative charges equal to $12 per month per policy in all years.

•	face amount charge of $0.08 per month per $1,000 of Face Amount in coverage years 1-10.

•	insurance charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	mortality and expense risk charges equal to 0.60% on an annual basis of the daily net asset value of the Separate Account in all years.

Net surrender values shown in the tables reflect the deduction of surrender charges in the first 14 Policy Years. The surrender charge in the first five Years is the Target Premium or $45 per $1,000 of Face Amount if less. In each of Years six through 14, the surrender charge is equal to the surrender charge in the preceding year reduced by 10% of the surrender charge in the first year.

Taking the current mortality and expense risk charge and the average fund level expenses into account, the gross rates of 0%, 6%, and 12% are (0.99%), 4.95%, and 10.89%, respectively, on a net basis.
Appendix B

TABLE 1
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco Death Benefit Option 1 Current Schedule of Charges	$7,500 Annual Premium $1 million Initial Face Amount Guideline Premium Test

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$7,875	$1,000,000	$1,000,000	$1,000,000	$2,279	$2,670	$3,062

2	$16,144	$1,000,000	$1,000,000	$1,000,000	$8,397	$9,566	$10,782

3	$24,826	$1,000,000	$1,000,000	$1,000,000	$14,452	$16,801	$19,341

4	$33,942	$1,000,000	$1,000,000	$1,000,000	$20,447	$24,394	$28,832

5	$43,514	$1,000,000	$1,000,000	$1,000,000	$26,382	$32,361	$39,355

6	$53,565	$1,000,000	$1,000,000	$1,000,000	$32,646	$41,111	$51,413

7	$64,118	$1,000,000	$1,000,000	$1,000,000	$38,851	$50,273	$64,739

8	$75,199	$1,000,000	$1,000,000	$1,000,000	$44,996	$59,867	$79,472

9	$86,834	$1,000,000	$1,000,000	$1,000,000	$51,082	$69,916	$95,764

10	$99,051	$1,000,000	$1,000,000	$1,000,000	$57,108	$80,438	$113,785

15	$169,931	$1,000,000	$1,000,000	$1,000,000	$89,519	$144,701	$241,424

20	$260,394	$1,000,000	$1,000,000	$1,000,000	$118,329	$223,859	$451,998

25	$375,851	$1,000,000	$1,000,000	$1,078,436	$145,175	$324,120	$804,803

30	$523,206	$1,000,000	$1,000,000	$1,702,918	$169,422	$450,792	$1,395,834

35	$711,272	$1,000,000	$1,000,000	$2,766,503	$189,502	$610,498	$2,384,916

40	$951,298	$1,000,000	$1,000,000	$4,322,229	$201,686	$812,306	$4,039,466

45	$1,257,639	$1,000,000	$1,124,208	$7,147,749	$196,216	$1,070,674	$6,807,380

50	$1,648,615	$1,000,000	$1,466,955	$11,982,722	$149,704	$1,397,100	$11,412,116

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	6%	12%

1	$6,179	$6,570	$6,962

2	$12,297	$13,466	$14,682

3	$18,352	$20,701	$23,241

4	$24,347	$28,294	$32,732

5	$30,282	$36,261	$43,255

6	$36,156	$44,621	$54,923

7	$41,971	$53,393	$67,859

8	$47,726	$62,597	$82,202

9	$53,422	$72,256	$98,104

10	$59,058	$82,388	$115,735

15	$89,519	$144,701	$241,424

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix B

TABLE 2
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco Death Benefit Option 1 Maximum Policy and Separate Account Expense Charges and Current Fund Level Charges	$7,500 Annual Premium $1 million Initial Face Amount Guideline Premium Test

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$7,875	$1,000,000	$1,000,000	$1,000,000	$1,750	$2,120	$2,490

2	$16,144	$1,000,000	$1,000,000	$1,000,000	$7,320	$8,410	$9,546

3	$24,826	$1,000,000	$1,000,000	$1,000,000	$12,808	$14,982	$17,335

4	$33,942	$1,000,000	$1,000,000	$1,000,000	$18,216	$21,847	$25,935

5	$43,514	$1,000,000	$1,000,000	$1,000,000	$23,542	$29,018	$35,429

6	$53,565	$1,000,000	$1,000,000	$1,000,000	$29,177	$36,896	$46,299

7	$64,118	$1,000,000	$1,000,000	$1,000,000	$34,728	$45,104	$58,256

8	$75,199	$1,000,000	$1,000,000	$1,000,000	$40,194	$53,655	$71,411

9	$86,834	$1,000,000	$1,000,000	$1,000,000	$45,574	$62,561	$85,890

10	$99,051	$1,000,000	$1,000,000	$1,000,000	$50,867	$71,837	$101,828

15	$169,931	$1,000,000	$1,000,000	$1,000,000	$80,560	$129,635	$215,511

20	$260,394	$1,000,000	$1,000,000	$1,000,000	$105,130	$198,115	$398,402

25	$375,851	$1,000,000	$1,000,000	$1,000,000	$125,002	$280,920	$698,392

30	$523,206	$1,000,000	$1,000,000	$1,454,009	$136,759	$379,111	$1,191,811

35	$711,272	$1,000,000	$1,000,000	$2,316,727	$131,119	$491,348	$1,997,178

40	$951,298	$1,000,000	$1,000,000	$3,541,486	$87,227	$615,038	$3,309,800

45	$1,257,639	$0	$1,000,000	$5,724,622	$0	$746,209	$5,452,021

50	$1,648,615	$0	$1,000,000	$9,314,412	$0	$902,473	$8,870,869

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	6%	12%

1	$5,650	$6,020	$6,390

2	$11,220	$12,310	$13,446

3	$16,708	$18,882	$21,235

4	$22,116	$25,747	$29,835

5	$27,442	$32,918	$39,329

6	$32,687	$40,406	$49,809

7	$37,848	$48,224	$61,376

8	$42,924	$56,385	$74,141

9	$47,914	$64,901	$88,230

10	$52,817	$73,787	$103,778

15	$80,560	$129,635	$215,511

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix B

TABLE 1
Average Annual Total Return Rates – Divisions of the Separate Account
As of April 30, 2001

Average Annual Total Return Rates for each division are the Average Annual Total Return Rates for the underlying investment fund (see Table 2), reduced by the Separate Account Mortality and Expense Risk Charge; they do not reflect policy surrender charges or other policy charges. If policy charges were deducted, the rates would be lower. In most states, the policy first became available on May 1, 2000. However, many of the investment funds were established before this date. Therefore, some of the rates shown below reflect periods before the policy first became available. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates are intended to indicate the change in the division’s accumulation unit value over the stated period of time.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Separate Account Division (Inception Date of the underlying Fund)	1 Year	5 Years	10 Years	Since Inception

American Century VP Income & Growth (10/30/97)	(11.37)%	—	—	9.77%

Deutsche VIT Small Cap Index [1] (8/22/97)	(4.13)	—	—	4.32

Fidelity® VIP II Contrafund® (1/3/95)	(14.29)	13.30%	—	17.62

Goldman Sachs Capital Growth [2] (4/30/98)	(13.14)	—	—	7.30

INVESCO Technology [3,9] (5/21/97)	(49.51)	—	—	20.35

Janus Aspen Capital Appreciation (5/1/97)	(26.26)	—	—	25.32

Janus Aspen Worldwide Growth [2] (9/13/93)	(26.15)	17.10	—	19.05

MML Blend (2/3/84)	(3.71)	6.85	9.15%	10.78

MML Emerging Growth [1,9] (5/1/00)	—	—	—	(35.48)

MML Equity [4] (9/15/71)	1.90	9.41	11.65	12.68

MML Equity Index [5] (5/1/97)	(13.77)	—	—	12.12

MML Growth Equity (5/3/99)	(22.79)	—	—	1.59

MML Large Cap Value [9] (5/1/00)	—	—	—	(7.36)

MML Managed Bond (12/16/81)	11.21	6.62	7.20	8.99

MML Money Market [6] (12/16/81) (7-day yield [7] 3.94%)	5.20	4.65	4.14	5.90

MML OTC 100 [9] (5/1/00)	—	—	—	(51.85)

MML Small Cap Growth Equity [1] (5/3/99)	(16.63)	—	—	14.66

MML Small Cap Value Equity [1] (6/1/98)	7.66	—	—	(1.90)

Oppenheimer Aggressive Growth (8/15/86)	(39.79)	8.75	15.15	13.56

Oppenheimer Bond (4/3/85)	8.99	5.47	6.78	8.13

Oppenheimer Capital Appreciation (4/3/85)	(10.33)	19.38	17.68	15.29

Oppenheimer Global Securities [2] (11/12/90)	(10.85)	17.71	14.59	13.57

Oppenheimer High Income (4/30/86)	0.78	4.60	9.84	9.94

Oppenheimer Main Street® Growth & Income (7/5/95)	(12.36)	10.89	—	16.13

Oppenheimer Strategic Bond [2] (5/3/93)	3.00	4.95	—	5.04

Oppenheimer International Growth [2,9] (5/13/92)	(18.60)	11.07	—	9.87

T. Rowe Price Mid-Cap Growth (12/31/96)	0.15	—	—	15.22

Templeton International Securities [2,8] (5/1/92)	(3.73)	9.29	—	11.17

1 Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.
2 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
3 Short-term performance for the INVESCO VIF–Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
4 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
5 Performance for MML Equity Index reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
6 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
7 The yield quotation more closely reflects the current earnings of the money market division than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
8 Performance for Templeton International Securities Fund reflects a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.
9 These divisions are added to the policy 7/2/2001.
Appendix C

TABLE 2
Average Annual Total Return Rates – Investment Funds
As of April 30, 2001

Average Annual Total Return Rates for each fund are the actual historical rates and are determined by calculating what a $1 investment in the fund would have earned over the stated period of time. They are net of all fund management fees and other operating expenses. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates do not reflect Separate Account Mortality and Expense Risk Charges or policy charges. If these charges were deducted, the rates would be lower.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Separate Account Division (Inception Date of the underlying Fund)	1 Year	5 Years	10 Years	Since Inception

American Century VP Income & Growth (10/30/97)	(11.37)%	—	—	9.77%

Deutsche VIT Small Cap Index [1] (8/22/97)	(4.13)	—	—	4.32

Fidelity® VIP II Contrafund® (1/3/95)	(14.29)	13.30%	—	17.62

Goldman Sachs Capital Growth [2] (4/30/98)	(13.14)	—	—	7.30

INVESCO Technology [3,9] (5/21/97)	(49.51)	—	—	20.35

Janus Aspen Capital Appreciation (5/1/97)	(26.26)	—	—	25.32

Janus Aspen Worldwide Growth [2] (9/13/93)	(26.15)	17.10	—	19.05

MML Blend (2/3/84)	(3.71)	6.85	9.15%	10.78

MML Emerging Growth [1,9] (5/1/00)	—	—	—	(35.48)

MML Equity [4] (9/15/71)	1.90	9.41	11.65	12.68

MML Equity Index [5] (5/1/97)	(13.77)	—	—	12.12

MML Growth Equity (5/3/99)	(22.79)	—	—	1.59

MML Large Cap Value [9] (5/1/00)	—	—	—	(7.36)

MML Managed Bond (12/16/81)	11.21	6.62	7.20	8.99

MML Money Market [6] (12/16/81) (7-day yield [7] 3.94%)	5.20	4.65	4.14	5.90

MML OTC 100 [9] (5/1/00)	—	—	—	(51.85)

MML Small Cap Growth Equity [1] (5/3/99)	(16.63)	—	—	14.66

MML Small Cap Value Equity [1] (6/1/98)	7.66	—	—	(1.90)

Oppenheimer Aggressive Growth (8/15/86)	(39.79)	8.75	15.15	13.56

Oppenheimer Bond (4/3/85)	8.99	5.47	6.78	8.13

Oppenheimer Capital Appreciation (4/3/85)	(10.33)	19.38	17.68	15.29

Oppenheimer Global Securities [2] (11/12/90)	(10.85)	17.71	14.59	13.57

Oppenheimer High Income (4/30/86)	0.78	4.60	9.84	9.94

Oppenheimer Main Street® Growth & Income (7/5/95)	(12.36)	10.89	—	16.13

Oppenheimer Strategic Bond [2] (5/3/93)	3.00	4.95	—	5.04

Oppenheimer International Growth [2,9] (5/13/92)	(18.60)	11.07	—	9.87

T. Rowe Price Mid-Cap Growth (12/31/96)	0.15	—	—	15.22

Templeton International Securities [2,8] (5/1/92)	(3.73)	9.29	—	11.17

1 Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.
2 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
3 Short-term performance for the INVESCO VIF–Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
4 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
5 Performance for MML Equity Index reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
6 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
7 The yield quotation more closely reflects the current earnings of the money market division than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
8 Performance for Templeton International Securities Fund reflects a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.
9 These funds are added to the policy 7/2/2001.
Appendix C